UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

GREENHUNTER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced today that its current Vice President and Chief Financial Officer, David Krueger, will retire upon the filing of the Company’s Form 10-Q for the 2nd quarter ending June 30, 2013. Mr. Krueger will also assist the Company in effecting a smooth transition to a new CFO.

The Company has begun a search for Mr. Krueger’s successor and has already contracted with an independent consulting firm that specializes in the areas of financial advisory and interim staffing solutions to assist the Company in complying with its financial reporting obligations. A copy of the Company’s press release dated July 12, 2013 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release dated July 12, 2013 announcing the retirement of David S. Krueger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.

Date: July 12, 2013	By:	/s/ Morgan F. Johnston
	Name:	Morgan F. Johnston
	Title:	Sr. VP, General Counsel and Secretary